UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2018

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

          2010A Harbison Drive # 312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          [_]

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

In October, 2018, Magellan Gold Corporation, a Nevada corporation (the “Company”) sold $205,000 of Series 2018A 10% Unsecured Convertible Notes (“Notes”) (the “Note Offering”). The purchase price of the Note is equal to the principal amount of the Note. The Offering terminated on October 31, 2018. The Notes are convertible into shares of Common Stock at a conversion price of $0.02 during the life of the Note. The Notes will accrue interest at the rate of 10% per annum, payable quarterly in arrears. The Notes mature twelve (12) months from the Date of Issue. Maturity Date can be extended at the option of the Company for an additional one (1) year. Within thirty (30) days following the closing of the Offering, the Company has agreed to prepare and file a Registration Statement on Form S-1 registering the resale of the shares of Common Stock issuable upon conversion of the Notes. The Company and investors in the Note Offering have executed a Registration Rights Agreement acceptable to all parties. A form of the Note is attached hereto as Exhibit 10.1.

In October, 2018 the Company sold $160,700 of Series 2018 36% Unsecured Promissory Notes (“Notes”) (“Bridge Note Offering”). The purchase price of the Note is equal to the principal amount of the Note. The Maturity Date of the Notes is December 31, 2018. A form of Note is attached hereto as Exhibit 10.2.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 7.01	REGULATION FD DISCLOSURE

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation (the "Company") in October, 2018:

a.	(i) In October, 2018, the Company sold an aggregate of $205,000 of its Series 2018A Unsecured Convertible Notes pursuant to the Offering described in 2.03 above.

(ii) In October, 2018, the Company sold an aggregate of $160,700 of its Series 2018 36% Unsecured Promissory Notes pursuant to the Bridge Note Offering described in 2.03 above.

b.	(i) The Notes sold in the Note Offering were sold to five (5) investors, each of whom qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").

(ii) The Notes sold in the Bridge Note Offering were sold to two (2) investors, each of whom qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").

c.	The Company paid no fees or commissions in connection with the issuance of the Notes.

d.	The issuance of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) and Regulation D, Rule 506(b) thereunder. The investors each qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D. In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer. We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information. Based on our investigation, we believed that the accredited investors obtained all information regarding the Company that each requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

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e.	The Notes sold in the Note Offering are convertible into shares of Common Stock at a conversion price of $0.02 during the life of the Note At the option of the Company, accrued interest can be paid by the issuance of shares of Common Stock valued at the 20 day VWAP immediately preceding the end of the quarter. Any shares issued in payment of accrued interest shall be included in the S-1 Registration Statement described in Item 2.03 above.

f.	Not applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Item	Title

10.1	Form of 10% Convertible Promissory Note – Note Offering
10.2	Form of 36% Promissory Note – Bridge Note Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: November 6, 2018	By: /s/ W. Pierce Carson W. Pierce Carson, President

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